Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2024
Accrued liabilities and provisions
Accrued liabilities and provisions

23.Accrued liabilities and provisions

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2023	13,102,128	722,788	2,317,724	16,142,640
Abandonment costs update	(2,096,927)	—	—	(2,096,927)
Additions (recoveries) (1)	147,826	(44,519)	208,821	312,128
Uses	(765,921)	(150,071)	(380,972)	(1,296,964)
Financial costs and interest	636,308	245,278	50,397	931,983
Fair value adjustment in business combination	32,450	—	—	32,450
Reversal of fields (2)	4,849	—	—	4,849
Foreign currency translation	151,292	24,974	57,536	233,802
Transfers	(608)	(610)	93,435	92,217
Balance as of December 31, 2024	11,211,397	797,840	2,346,941	14,356,178
Current	1,133,919	37,480	449,107	1,620,506
Non-current	10,077,478	760,360	1,897,834	12,735,672
	11,211,397	797,840	2,346,941	14,356,178
(1)	It mainly includes the recognition of provisions related to potential obligations, provision forced environmental at Ecopetrol S.A., among others.
(2)	Corresponds to the abandonment provision associated with the assets delivered to Ecopetrol S.A. of the La Cañada and La Hocha fields.

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2022	10,006,028	898,251	1,852,215	12,756,494
Abandonment costs update (1)	3,465,340	—	—	3,465,340
Additions (2)	71,001	27,250	755,114	853,365
Uses (3)	(680,283)	(905,351)	(382,828)	(1,968,462)
Financial costs and interest (3)	477,491	808,176	45,764	1,331,431
Foreign currency translation	(237,449)	(79,670)	(137,107)	(454,226)
Transfers	—	(25,868)	184,566	158,698
Balance as of December 31, 2023	13,102,128	722,788	2,317,724	16,142,640
Current	1,105,004	70,182	420,063	1,595,249
Non-current	11,997,124	652,606	1,897,661	14,547,391
	13,102,128	722,788	2,317,724	16,142,640
(1)

Main variations in the abandonment cost are due to 1) an increase in activity in Rubiales and Caño Sur, 2) an increase in operating costs in Cira-Infantas fields, and 3) upgrades in the equipment and tariff increases.

(2)	It mainly includes the recognition of provisions related to potential obligations, provision forced environmental at Ecopetrol S.A., among others.
(3)

It mainly includes uses and interest expenses originating from rulings against the claims of Ecopetrol S.A. related to public works contributions. The recognition applied Law 2277 of 2022 with which a benefit was obtained by reducing interest payable to the tax authority by 50%

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2021	11,890,319	703,966	1,637,922	14,232,207
Abandonment costs update	(1,730,016)	—	—	(1,730,016)
Additions	93,704	153,786	468,341	715,831
Uses	(607,769)	(41,773)	(354,625)	(1,004,167)
Financial costs	333,688	10,293	17,322	361,303
Foreign currency translation	186,215	81,894	42,085	310,194
Reversal of provision for sale of assets (1)	(188,540)	—	—	(188,540)
Transfers	28,427	(9,915)	41,170	59,682
Balance as of December 31, 2022	10,006,028	898,251	1,852,215	12,756,494
Current	946,675	94,375	492,086	1,533,136
Non-current	9,059,353	803,876	1,360,129	11,223,358
	10,006,028	898,251	1,852,215	12,756,494
(1)

Corresponding to the abandonment provision associated with the assets related to the participation of Ecopetrol S.A. in Asociación Casanare, Estero, Garcero, Orocué and Corocora (CEGOC), which were sold to Perenco Oil and Gas Colombia. This trade closed on August 26, 2022.

23.1Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 4.14. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, considering the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2024, were Exploration and Production 5.88% (2023 - 5.02%), Refining and Petrochemicals 6.59% (2023 - 5.51%), and Transportation and Logistics 6.94% (2023 - 5.20%).

23.2Litigations

The following table details the main litigations recognized in the statement of financial position as of December 31, whose loss expectations are probable and could imply an outflow of resources:

	2024	2023
ISA Energía Brasil. Civil contingency: Nullity of merger of EPTE by CTEEP, issued by Joana D Arc Tensol Rodrigues Pereira. It corresponds to a declaratory action in which minority shareholders claim the nullity of the merger of the Paulista Electric Power Transmission Company (EPTE) by the company or, jointly and severally, the declaration of their right to withdraw and the determination of the payment of the redemption value of their shares. In 2023, the process was classified as a contingent liability.	49,577	—
CTEEP Regulatory Contingency: Billing Eletrobras – RBNI Corresponds to the collection action filed by Eletrobras against ISA CTEEP requesting the return of the value charged in excess by the company as part of the payment of the compensation resulting from the extension of Concession Contract No. 059/2001 under Law No. 12,783/201, relating to NI facilities (new investments) that had been transferred to the company by Eletrobras.	38,489	34,846
Unfavorable first instance ruling for Ecopetrol in the process of direct fixing for the damages associated with the hydrocarbon spill that occurred in Guaduas, Vereda Raizal and Cajón, in the property called “La Floresta” in May 2004.	14,245	14,245
Administrative processes of a sanctioning type issued by PRONATEL and OSIPTEL Internexa Peru: Procedure for failure to pay contributions during the years 2011 to 2022 or the provision of the Dark Optical Fiber service.	12,164	10,161
Transelca. Regulatory contingency: Unavailability of service. Compensation for energy not supplied. In June 2020, a shot occurred in the Bay of Line BL2 Sabanalarga-Fundación, at the Sabanalarga substation, 220 kV; the substation went out of operation, as well as other assets operated by Transelca and other third parties, leaving a large region of the Atlantic Coast without electricity service. In accordance with the provisions of Resolution GREC 011 of 2009, numeral 3.8.3, this event may cause the company to pay compensation for energy not supplied.	8,689	8,714
Ecopetrol S.A. as responsible for the damages caused by export activities in influence of the municipalities of Cicuco, Talaigua Nuevo and Mompox.	6,084	5,429

23.3Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional, and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol Business Group develops in Colombia.

The Colombian Government, through the Ministry of Environment and Sustainable Development, issued Decrees 2099 and 075 in December 2016 and January 2017, through which it modifies the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, in relation to the mandatory investment for the use of water taken directly from natural sources. The main changes established by these decrees were in relation to the areas of implementation, investment lines and the basis for liquidation of obligations. Likewise, June 30, 2017, was defined as the maximum date to modify the Investment Plans that are in execution.

From the Company’s Environmental Management, with the regional environmental departments and allies in the territory, Ecopetrol executes more than 240 current plans for environmental offsetting and forced investment of 1%.

The resources allocated to environmental compensation and the mandatory investment of no less than 1% have been invested in protection, conservation and preservation actions through voluntary conservation agreements. Likewise, progress has been made in the purchase of lands for conservation, ecological restoration and reforestation. Additionally, through an agreement with IDEAM for the execution of the mandatory obligation of no less than 1%, a line of investment focused on the monitoring of water resources through the instrumentation and monitoring of climatological and hydrological variables with hydrometeorological stations was included.

23.4Contingencies

Refinería de Cartagena S.A.S.

Arbitration tribunal:

On March 8, 2016, Reficar filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I UK Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the engineering, procurement, and construction agreements entered into by and between Reficar and CB&I for the expansion of the Refinería de Cartagena, Colombia. Reficar was the Claimant in the ICC arbitration and seeked no less than USD$2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD 213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Reficar filed its non-detailed claim, and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD$116 million and $387,558 million, including USD$70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and $432,303 million (including in each case interest) and filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, Chicago Bridge & Iron Company filed a response to Reficar’s non-detailed defense of the counterclaim, updating the value of its claim to approximately USD $137 million and $503,241 million, including interest. Likewise, CB&I presented its detailed defense to Reficar’s claim.

On this same date, Reficar filed its Reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$137 million.

In January 2020, McDermott International Inc. (now McDemott International Ltd and hereinafter “McDermott”) – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena took actions to protect its interests and had a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

As a consequence of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company N.V., commenced a bankruptcy proceeding under title 11 of the Bankruptcy Code of the United States before the Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration.

On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provided for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020, whichever would occur first. On June 30, 2020, McDermott notified the occurrence of the effective date of the reorganization plan, thus the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies of Colombia ordered the judicial liquidation of CBI Colombiana S.A., one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana S.A., up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana S.A. accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021.

Between May 17 and June 16, 2021, the first two blocks of the hearing were held, in which the evidence in the arbitration against CB&I was presented. On June 16, 2021, the tribunal ordered the submission of post-hearing briefs on October 15 and November 5, 2021. Likewise, the tribunal summoned the parties to a hearing on closing arguments for November 18, and 19, 2021.

On August 16, 2021, the parties requested the tribunal to modify the procedural calendar, consisting of slightly altering the dates of presentation of the post-hearing briefs. On August 26, 2021, the tribunal granted the request of the parties, so the post-hearing briefs were presented on October 22 and November 10, 2021, respectively. The closing arguments hearing was held in a single session on November 18, 2021, and the session scheduled for November 19, 2021, was cancelled.

Subsequently, on December 20, 2021, Refinería de Cartagena presented its memorial for costs in arbitration against CB&I. On February 11, 2022, CB&I presented its memorial for costs.

On September 7, 2023, Refinería de Cartagena S.A.S. was notified of the decision of the International Arbitration Court that resolved the claim filed against. The Arbitration Court ordered CB&I to pay approximately $1,000 USD million plus interest in favor of Refinería de Cartagena. Similarly, the arbitral tribunal dismissed CB&I’s claims for approximately to USD $400 million. Chicago Bridge & Iron Company N.V. and CB&I UK Limited requested the annulment of the award on June 8, 2023, the before Southern District Court of New York.

On August 4, 2023, Refinería de Cartagena answered to the annulment request and, in addition, and likewise requested the confirmation of the award Moreover, On January 10, 2025, the Southern District Court of New York confirmed the Arbitration Award and denied the request for annulment filed by Chicago Bridge & Iron Company N.V. and CB&I UK Limited.

On September 8, 2023, McDermott reported that it will initiate financial restructuring procedures for its subsidiaries in the United Kingdom and the Netherlands, CB&I UK Limited and Chicago Bridge & Iron Company N.V. respectively, considering the arbitral issued award against them and in favor of Refinería de Cartagena. The Company advised by a global team of lawyers and experts, became an active part of the business reorganization processes in said countries to defend its own interests.

Subsequently, on October 10, 2023, CB&I UK Limited and Chicago Bridge & Iron Company N.V. requested before the Texas Bankruptcy Judge the initiation of a procedure for recognition of financial restructuring processes abroad, known as Chapter 15 of the Bankruptcy Code of the United States of America. Specifically, they requested recognition of the financial restructuring processes that were announced by McDermott on September 8, 2023.

Based on the above, the process of annulment and recognition of the Arbitration Award - which determines the possibility of executing it and therefore collecting the decreed sums – was temporarily suspended by order of the Bankruptcy Judge. In this regard, it should be noted that the judge only issued an order suspending proceedings in the United States of America and which intended to execute assets of CB&I UK Limited and Chicago Bridge & Iron Company N.V. located in the United States. go against the assets of the Convicted parties.

On February 27, 2024, Refinería de Cartagena was notified of the decision of the United Kingdom Court in which it was determined that the financial restructuring plan of CB&I UK Limited was approved by said court.

Regarding the reorganization process initiated by Chicago Bridge & Iron Company (now McDermott Holdings N.V.) in the Netherlands on September 8, 2023. On February 16, 2024, an independent restructuring expert appointed by the Court submitted to a vote an alternative reorganization plan under which Refinería de Cartagena would receive, among others, an equity stake in the McDermott. On March 21, 2024, Cartagena Refinery was notified of the decision of the Netherlands Court approving the alternative financial restructuring plan of Chicago Bridge & Iron Company N.V.

Given the sanction of the plan, Refinería de Cartagena was the beneficiary of (i) USD$70 million and USD$95 million arranged under two different letters of credit and (ii) USD$9 million corresponding to reimbursement of legal fees. Likewise, by court order of the Amsterdam District Court dated March 21, 2024, arising from a judicial restructuring process before said jurisdiction, 75,000 redeemable Series B non-voting preferred shares (the “Series B Preferred Shares”) of McDermott were issued in favor of Refinería de Cartagena.

The Series B Preferred Shares have priority over the common shares and are on equal terms with respect to dividends and payments in the event of liquidation with the Series A Preferred Shares. They are entitled to cumulative quarterly dividends.

The holder of the Series B Preferred Shares may also require that all of the Series B Preferred Shares be converted at any time on or after June 30, 2028, into common shares representing up to 19.9% of the Company’s ownership interest, subject to adjustments pursuant to certain anti-dilution provisions.

The Series B Preferred Shares are subject to mandatory redemption requirements in the event of liquidation or change of control of the Company and other similar events.

As of September 30, 2024, Refinería de Cartagena performed the valuation of McDermott’s shares considering an income approach, projecting discounted cash flows at present value and aspects such as risk premiums, information available from McDermott, the absence of significant influence and control by Refinería de Cartagena and restructuring scenarios over time. As a result of the fair value valuation, the accounting record was made as a financial instrument for USD$234.5 million ($915,003), which represented for Refinería de Cartagena an increase in the financial assets account compared to a lower value of the property, plant, and equipment.

On December 9, 2024, McDermott announced that it has completed the sale of its storage business (CB&I’s tank business) to a consortium of financial investors led by Mason Capital Management. Under the terms of the agreement announced on October 7, 2024, McDermott will receive $475 in proceeds before taxes and transaction expenses. Pursuant to the terms of McDermott’s credit agreement, the proceeds from the sale will be used to repay CB&I’s existing tank business term loan, cash guarantee certain McDermott letters of credit and reduce an existing McDermott term loan.

Ecopetrol S.A. continuously monitors the operations of McDermott International Ltd. to identify and measure any potential changes in the fair value of the investment and/or risk premiums associated with the valuation model.

Investigations of control entities – Reficar

Refinería de Cartagena is a wholly owned subsidiary of Ecopetrol, and since Ecopetrol is majority owned by the Government of Colombia, both companies manage public resources. In this context and in accordance with Colombian regulations, the employees of Ecopetrol and Refinería de Cartagena are considered public servants and, as such, may be held responsible for the negligent use or management of public resources.

Consequently, the employees of Ecopetrol and Refinería de Cartagena, in general, are subject to the control and supervision of the control entities.

Currently, derived from the Expansion and Modernization Project of the Refinería de Cartagena (hereinafter, the “Project”), the processes described below are underway:

1.Office of the Comptroller General (Contraloría General de la República – CGR):

-	PRF-80011-2018-33300

Through Order No. 1328 of August 24th, 2021, the CGR closed the preliminary investigation UCC-IP-005-2019 and opened a new fiscal responsibility process. In this, eight former officials of Refinería de Cartagena (three former presidents and five former financial vice-presidents) are investigated.

In this process, 8 former officials of the Refinería de Cartagena are being investigated (3 former presidents and 5 former financial vice presidents).

The CGR made a special visit to the refinery facilities between February 20 and 24, 2023, which focused on two main points related to: (i) unidentified expenses, for $22 MUSD from the periods 2015 to 2018 and, (ii) $269 MUSD that, according to the CGR, entered the Project, and its use could not be identified.

On March 1, 2023, through Auto No. 0335, the CGR decreed the preparation of a technical report by the CGR team that participated in the visit.

On April 14, 2023, the officials assigned by the CGR presented the technical report in which, based on the information provided and the explanations provided by the Refinería de Cartagena, it was concluded that in all records the destination of the associated expense was identified to each of the third parties.

On April 19, 2023, by Order No. 0665, it was ordered to incorporate the technical report into the process and make it available to the procedural subjects. It is expected that, based on the conclusions of the report, the CGR will make the decision to charge or archive the process.

On October 2, 2024, by means of Order No. 1762, the ordinary fiscal responsibility process was ordered to be archived, considering that the facts investigated did not constitute damage to public property.

Procedurally, the file had to be sent, within 3 business days following notification by status, to the Fiscal and Sanctioning Chamber of the CGR, in consultation status.

On October 31, 2024, by Order ORD-801119-257-2024, the Decision Chamber of the Fiscal and Sanctioning Chamber of the CGR ordered the total archiving of the proceedings carried out related to this process, confirming, in consultation status, Order No. 1762 of October 2, 2024, issued by the Intersectoral Delegate Comptroller’s Office No. 15 of the Special Investigations Unit Against Corruption of the CGR.

2.Prosecutor’s Office (Fiscalía General de la Nación - FGN)

Proceeding 1 – 110016000101201600023 - MOA - PIP and EPC

This process is being carried out against some ex-members of the Board of Directors and ex-employees of Refinería de Cartagena, workers of the Chicago Bridge and Iron Company (CB&I) and the Statutory Auditor of Refinería de Cartagena between 2013 and 2015, for crimes of undue interest in the execution of contracts, embezzlement by appropriation in favor of third parties, illicit enrichment of individuals in favor of third parties and ideological falsehood in a public document.

On May 31, 2018, the hearing for the formulation of accusations was held; however, on this date the jurisdiction of the judge in the case was challenged. For this reason, it was only possible to start the hearing on November 29, 2018. On August 22, 2019, the hearing for the formulation of accusations ended and Refinería de Cartagena and Ecopetrol were officially recognized as victims.

On November 25, 2019, the trial preparatory hearing was installed and is currently taking place.

On February 2, 2024, the hearing was held to read the decision of the Criminal Chamber of the Superior Court of the Judicial District of Bogota, which resolved the appeals filed against the decision issued on July 26, 2021 by the 31st Criminal Circuit Court, in which it ruled by admitting and denying the evidentiary requests submitted by the parties in the preparatory hearing.

With this, the preparatory hearing of the trial was concluded; to date, the oral trial hearings are being held. The oral trial hearing resumed in February. The defendants’ defense is currently presenting evidence.

As of December 31, 2024, there were no changes to the process.

Proceeding 2 - 110016000101201800132 Business line

This process is being carried out against ex-members of the Board of Directors and a ex-president of Refinería de Cartagena, for the crimes of aggravated unfair administration, and obtaining a false public document. In this process, Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On November 18, 2019, the preparatory hearing for the trial was held and has been resumed on several occasions. As of December 31, 2023, there have been no changes in the process.

On April 19, 2024, the 34th Criminal Circuit Court declared the annulment of the order that ordered the evidence for trial and issued a new order, which was appealed by the defendants and after the transfers were revoked, the appeal was granted before the Superior Court of Bogota, Criminal Chamber.

On July 5, 2024, the Criminal Chamber of the Superior Court of Bogota resolved the appeals filed by the defendants, confirming the first instance decision that denied the exclusion of evidence from the Prosecutor’s Office.

On October 28, 2024, at the beginning of the oral trial hearing, the defendants requested the foreclosure of the investigation, when the prescription of the criminal action. The 34th Criminal Circuit Judge denied the request; the defendants filed appeals.

On December 10, 2024, the Superior Court of Bogota held a hearing to read the decision on the appeals filed by the defendants, in which it confirmed in its entirety the decision of the 34th Court and ordered the case to be returned to the Court of Knowledge so that the oral trial hearing could continue.

Proceeding 3 – 110016000101201800134 – Subscription of contract PMC - Foster Wheeler

This process is being carried out against two ex-employees of Refinería de Cartagena who acted as ex-president on property and ex-president in charge, for the crime of entering into a contract without legal requirements. In this process, Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On August 18, 2022, a sentence was handed down imposing the minimum penalty for the crime charged, equivalent to 64 months in prison and a fine of (66.66) SMLMV. On August 25, 2023, the defenders of the defendants supported the appeal briefs, and the parties were notified to rule.

On October 19, 2023, the Criminal Chamber of the Superior Court of Bogota confirmed the first instance ruling.

Against this ruling, the attorneys of the convicted persons filed an extraordinary appeal for cassation before the Supreme Court of Justice.

On February 23, 2024, the Superior Court of the Judicial District of Bogota granted the appeal and referred the case to the Criminal Chamber of the Supreme Court of Justice.

On February 26, 2024, the Court acknowledged receipt of the file, the distribution was made in April and the decision to admit or reject the claims is awaited.

As of December 31, 2024, there were no changes in the process.

Proceeding 4 - 110016000000201702546 – Principle of opportunity

This process is being executed against a ex-employee of the Refinería de Cartagena, for charges related to crimes against the public administration, and illegal interest in the execution of contracts.

On December 5, 2024, by Resolution No. 549, one year was set as the term for the extension of the suspension of the exercise of criminal action.

23.5Detail of contingent liabilities

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31:

	2024		2023
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Constitutional	75	644,298	115	644,398
Ordinary administrative	148	2,980,078	145	3,092,308
Labor	667	105,142	645	78,432
Civil	44	2,679	57	17,350
Arbitration	1	80,263	1	449,781
Penal	4	22	1	—
	939	3,812,482	964	4,282,269

23.6Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the associated contingent gain is likely, but not certain:

	2024		2023
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Ordinary administrative	113	772,430	94	662,350
Arbitration	1	—	1	300,846
Civil	311	1,074,544	268	31,136
Penal	159	36,418	116	35,561
Labor	526	1,847,242	488	18,424
Constitutional	5	—	6	—
	1,115	3,730,634	973	1,048,317